Exhibit 4.7

EXECUTION COPY

CHS/Community Health Systems, Inc.

1,000,000,000 5.125% Senior Secured Notes due 2021

REGISTRATION RIGHTS JOINDER

January 27, 2014

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

CREDIT SUISSE SECURITIES (USA) LLC

As Representatives of the several Initial Purchasers

      c/o Merrill Lynch, Pierce, Fenner & Smith

             Incorporated

             One Bryant Park

             New York, New York 10036

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement (the “Registration Rights Agreement”) dated January 27, 2014, among FWCT-2 Escrow Corporation, a Delaware corporation (the “Escrow Issuer”), and the several Initial Purchasers listed on Schedule A thereto (the “Initial Purchasers”), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC are acting as representatives (in such capacity, the “Representatives”), concerning certain registration rights provisions with respect to the $1,000,000,000 aggregate principal amount of 5.125% Senior Secured Notes due 2021 issued by the Escrow Issuer. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Registration Rights Agreement. This agreement (this “Registration Rights Joinder”) is the “Registration Rights Joinder” referred to in the Registration Rights Agreement.

The Issuer and each of the Guarantors, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agrees to join, and to become bound by the terms, conditions, covenants, agreements, indemnities and other provisions of, the Registration Rights Agreement as the “Issuer” and the “Company” (in the case of the Issuer) or as a “Guarantor” (in the case of any Guarantor), in each case with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally a party thereto, and as if such party executed the Registration Rights Agreement on the date thereof.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Registration Rights Joinder by signing in the space provided below.
Very truly yours,
CHS/COMMUNITY HEALTH SYSTEMS, INC.,
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
[Joinder to the Senior Secured Notes Registration Rights Agreement]

7

Community Health Systems, Inc.
Abilene Hospital, LLC
Abilene Merger, LLC
Affinity Health Systems, LLC
Affinity Hospital, LLC
Anna Hospital Corporation
Berwick Hospital Company, LLC
Big Bend Hospital Corporation
Big Spring Hospital Corporation
Birmingham Holdings, LLC
Birmingham Holdings II, LLC
Blue Island Hospital Company, LLC
Blue Island Illinois Holdings, LLC
Bluefield Holdings, LLC
Bluefield Hospital Company, LLC
Bluffton Health System LLC
Brownsville Hospital Corporation
Brownwood Medical Center, LLC
Bullhead City Hospital Corporation
Bullhead City Hospital Investment Corporation
Carlsbad Medical Center, LLC
Centre Hospital Corporation
CHHS Holdings, LLC
CHS Kentucky Holdings, LLC
CHS Pennsylvania Holdings, LLC
CHS Virginia Holdings, LLC
CHS Washington Holdings, LLC
Clarksville Holdings, LLC
Clarksville Holdings II, LLC
Cleveland Hospital Corporation
Cleveland Tennessee Hospital Company, LLC
Clinton Hospital Corporation
Coatesville Hospital Corporation
College Station Medical Center, LLC
College Station Merger, LLC
Community GP Corp.
Community Health Investment Company, LLC
Community LP Corp.
CP Hospital GP, LLC
CPLP, LLC

By: /s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.

[Signature Page to the Joinder to the Senior Secured Notes Registration Rights Agreement]

Crestwood Hospital, LLC

Crestwood Hospital LP, LLC

CSMC, LLC

CSRA Holdings, LLC

Deaconess Holdings, LLC

Deaconess Hospital Holdings, LLC

Deming Hospital Corporation

Desert Hospital Holdings, LLC

Detar Hospital, LLC

DHFW Holdings, LLC

DHSC, LLC

Dukes Health System, LLC

Dyersburg Hospital Corporation

Emporia Hospital Corporation

Evanston Hospital Corporation

Fallbrook Hospital Corporation

Foley Hospital Corporation

Forrest City Arkansas Hospital Company, LLC

Forrest City Hospital Corporation

Fort Payne Hospital Corporation

Frankfort Health Partner, Inc.

Franklin Hospital Corporation

Gadsden Regional Medical Center, LLC

Galesburg Hospital Corporation

Granbury Hospital Corporation

Granite City Hospital Corporation

Granite City Illinois Hospital Company, LLC

Greenville Hospital Corporation

GRMC Holdings, LLC

Hallmark Healthcare Company, LLC

Hobbs Medco, LLC

Hospital of Barstow, Inc.

Hospital of Fulton, Inc.

Hospital of Louisa, Inc.

Hospital of Morristown, Inc.

Jackson Hospital Corporation (KY)

Jackson Hospital Corporation (TN)

Jourdanton Hospital Corporation

Kay County Hospital Corporation

Kay County Oklahoma Hospital Company, LLC

By: /s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.

[Signature Page to the Joinder to the Senior Secured Notes Registration Rights Agreement]

Kirksville Hospital Company, LLC

Lakeway Hospital Corporation

Lancaster Hospital Corporation

Las Cruces Medical Center, LLC

Lea Regional Hospital, LLC

Lexington Hospital Corporation

Longview Clinic Operations Company, LLC

Longview Merger, LLC

LRH, LLC

Lutheran Health Network of Indiana, LLC

Marion Hospital Corporation

Martin Hospital Corporation

Massillon Community Health System LLC

Massillon Health System LLC

Massillon Holdings, LLC

McKenzie Tennessee Hospital Company, LLC

McNairy Hospital Corporation

MCSA, L.L.C.

Medical Center of Brownwood, LLC

Merger Legacy Holdings, LLC

MMC of Nevada, LLC

Moberly Hospital Company, LLC

MWMC Holdings, LLC

Nanticoke Hospital Company, LLC

National Healthcare of Leesville, Inc.

National Healthcare of Mt. Vernon, Inc.

National Healthcare of Newport, Inc.

Navarro Regional, LLC

NC-DSH, LLC

Northampton Hospital Company, LLC

Northwest Arkansas Hospitals, LLC

Northwest Hospital, LLC

NOV Holdings, LLC

NRH, LLC

Oak Hill Hospital Corporation

Oro Valley Hospital, LLC

Palmer-Wasilla Health System, LLC

Payson Hospital Corporation

Peckville Hospital Company, LLC

Pennsylvania Hospital Company, LLC

By: /s/ Rachel A. Seifert

Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.

[Signature Page to the Joinder to the Senior Secured Notes Registration Rights Agreement]

Phillips Hospital Corporation

Phoenixville Hospital Company, LLC

Pottstown Hospital Company, LLC

QHG Georgia Holdings, Inc.

QHG Georgia Holdings II, LLC

QHG of Bluffton Company, LLC

QHG of Clinton County, Inc.

QHG of Enterprise, Inc.

QHG of Forrest County, Inc.

QHG of Fort Wayne Company, LLC

QHG of Hattiesburg, Inc.

QHG of Massillon, Inc.

QHG of South Carolina, Inc.

QHG of Spartanburg, Inc.

QHG of Springdale, Inc.

QHG of Warsaw Company, LLC

Quorum Health Resources, LLC

Red Bud Hospital Corporation

Red Bud Illinois Hospital Company, LLC

Regional Hospital of Longview, LLC

River Region Medical Corporation

Roswell Hospital Corporation

Ruston Hospital Corporation

Ruston Louisiana Hospital Company, LLC

SACMC, LLC

Salem Hospital Corporation

San Angelo Community Medical Center, LLC

San Angelo Medical, LLC

San Miguel Hospital Corporation

Scranton Holdings, LLC

Scranton Hospital Company, LLC

Scranton Quincy Holdings, LLC

Scranton Quincy Hospital Company, LLC

Shelbyville Hospital Corporation

Siloam Springs Arkansas Hospital Company, LLC

Siloam Springs Holdings, LLC

Southern Texas Medical Center, LLC

Spokane Valley Washington Hospital Company, LLC

Spokane Washington Hospital Company, LLC

Tennyson Holdings, LLC

By: /s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.

[Signature Page to the Joinder to the Senior Secured Notes Registration Rights Agreement]

Tooele Hospital Corporation Watsonville Hospital Corporation
Tomball Texas Holdings, LLC Waukegan Hospital Corporation
Tomball Texas Hospital Company, LLC Waukegan Illinois Hospital Company, LLC
Triad Healthcare Corporation Weatherford Hospital Corporation
Triad Holdings III, LLC Weatherford Texas Hospital Company, LLC
Triad Holdings IV, LLC Webb Hospital Corporation
Triad Holdings V, LLC Webb Hospital Holdings, LLC
Triad Nevada Holdings, LLC Wesley Health System LLC
Triad of Alabama, LLC West Grove Hospital Company, LLC
Triad of Oregon, LLC WHMC, LLC
Triad-ARMC, LLC Wilkes-Barre Behavioral Hospital Company, LLC
Triad-El Dorado, Inc. Wilkes-Barre Holdings, LLC
Triad-Navarro Regional Hospital Subsidiary, LLC Wilkes-Barre Hospital Company, LLC
Tunkhannock Hospital Company, LLC Williamston Hospital Corporation
VHC Medical, LLC Women & Children’s Hospital, LLC
Vicksburg Healthcare, LLC Woodland Heights Medical Center, LLC
Victoria Hospital, LLC Woodward Health System, LLC
Virginia Hospital Company, LLC York Pennsylvania Holdings, LLC
Warren Ohio Hospital Company, LLC York Pennsylvania Hospital Company, LLC
Warren Ohio Rehab Hospital Company, LLC Youngstown Ohio Hospital Company, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.
[Signature Page to the Joinder to the Senior Secured Notes Registration Rights Agreement]

BROWNWOOD HOSPITAL, L.P.
By: Brownwood Medical Center, LLC
Its: General Partner
COLLEGE STATION HOSPITAL, L.P.
By: College Station Medical Center, LLC
Its: General Partner
LONGVIEW MEDICAL CENTER, L.P.
By: Regional Hospital of Longview, LLC
Its: General Partner
NAVARRO HOSPITAL, L.P.
By: Navarro Regional, LLC
Its: General Partner
QHG GEORGIA, LP
By: QHG Georgia Holdings II, LLC
Its: General Partner
VICTORIA OF TEXAS, L.P.
By: Detar Hospital, LLC
Its: General Partner
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the General Partners of the Guarantors set forth on this page.
[Signature Page to the Joinder to the Senior Secured Notes Registration Rights Agreement]

Amory HMA, LLC
Bartow HMA, LLC
Biloxi H.M.A., LLC
Brandon HMA, LLC
Brevard HMA Holdings, LLC
Brevard HMA Hospitals, LLC
Campbell County HMA, LLC
Carlisle HMA, LLC
Carolinas JV Holdings General, LLC
Central Florida HMA Holdings, LLC
Central States HMA Holdings, LLC
Chester HMA, LLC
Citrus HMA, LLC
Clarksdale HMA, LLC
Cocke County HMA, LLC
Florida HMA Holdings, LLC
Fort Smith HMA, LLC
Hamlet H.M.A., LLC
Health Management Associates, Inc.
Health Management General Partner, LLC
HMA Fentress County General Hospital, LLC
HMA Santa Rosa Medical Center, LLC
Hospital Management Associates, LLC
Jackson HMA, LLC
Jefferson County HMA, LLC
Kennett HMA, LLC
Key West HMA, LLC
Knoxville HMA Holdings, LLC
Lehigh HMA, LLC
Madison HMA, LLC
Melbourne HMA, LLC
Mesquite HMA General, LLC
Metro Knoxville HMA, LLC
Mississippi HMA Holdings I, LLC
Mississippi HMA Holdings II, LLC
Monroe HMA, LLC
Naples HMA, LLC
Poplar Bluff Regional Medical Center, LLC
Port Charlotte HMA, LLC
Punta Gorda HMA, LLC

By: /s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.

[Signature Page to the Joinder to the Senior Secured Notes Registration Rights Agreement]

River Oaks Hospital, LLC
Rockledge HMA, LLC
ROH, LLC
Sebastian Hospital, LLC
Sebring Hospital Management Associates, LLC
Southeast HMA Holdings, LLC
Southwest Florida HMA Holdings, LLC
Statesville HMA, LLC
Van Buren H.M.A., LLC
Venice HMA, LLC
Winder HMA, LLC
Yakima HMA, LLC
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the Guarantors set for above.
[Signature Page to the Joinder to the Senior Secured Notes Registration Rights Agreement]

CAROLINAS JV HOLDINGS, L.P.
By: Carolinas JV Holdings General, LLC
Its: General Partner
HEALTH MANAGEMENT ASSOCIATES, LP
By: Health Management General Partner, LLC
Its: General Partner
HMA HOSPITALS HOLDINGS, LP
By: Health Management General Partner, LLC
Its: General Partner
LONE STAR HMA, L.P.
By: Mesquite HMA General, LLC
Its: General Partner
By:
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary
Acting on behalf of each of the General
Partners of the Guarantors set forth on this page.
[Signature Page to the Joinder to the Senior Secured Notes Registration Rights Agreement]

The foregoing Agreement
is hereby confirmed and accepted as of the date first above written.
Merril Lynch, Pierce, Fenner & Smith Incorporated,
By:
Name: Sarang Gadkari
Title: Managing Director
Acting on behalf of itself and as a Representative of the several Purchasers
Credit Suisse Securities (USA) LLC,
By:
Name:
Title:
Acting on behalf of itself and as a Representative of the several Purchasers
[Signature Page to the Registration Rights Agreement Joinder]

The foregoing Agreement
is hereby confirmed and accepted as of the date first above written.
Merril Lynch, Pierce, Fenner & Smith Incorporated,
By:
Name:
Title:
Acting on behalf of itself and as a Representative of the several Purchasers
Credit Suisse Securities (USA) LLC,
By:
Name: Steven Schwartz
Title: Managing Director
Acting on behalf of itself and as a Representative of the several Purchasers
[Signature Page to the Registration Rights Agreement Joinder]